SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 12, 2001


                      Asset Backed Securities Corporation
                        Home Equity Loan Trust 2001-HE1
            Asset Backed Pass-Through Certificates, Series 2001-HE1


                      ASSET BACKED SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                     333-44300            13-3354848
-------------------------------      -----------        -----------------
(State or Other Jurisdiction of      (Commission        (I.R.S. Employer
        Incorporation)               File Number)       Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
               -----------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000




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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Asset Backed Securities Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Asset Backed Securities Corporation Home Equity Loan Trust 2001-HE1, Asset Backed Pass-Through Certificates, Series 2001-HE1.

     In connection with the offering of the Credit Suisse First Boston Asset Backed Securities Corporation Home Equity Loan Trust 2001-HE1 Asset Backed Pass-Through Certificates, Series 2001-HE1, Credit Suisse First Boston Corporation ("CSFB"), as one of the underwriters of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Underlying Certificates in the related underlying trust funds, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated March 12, 2001.











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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
                  filed on Form SE dated March 12, 2001.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED SECURITIES CORPORATION



                                   By:  /s/ Greg Richter
                                        ------------------------------
                                        Name:    Greg Richter
                                        Title:   Managing Director



Dated:  March 14, 2001


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Exhibit Index


Exhibit                                                           Page

99.1        Computational Materials
            filed on Form SE dated March 12, 2001.